SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 1, 2008
CARDIOGENESIS CORPORATION
(Exact name of registrant as specified in its charter)

California	000-28288	77-0223740

(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification
incorporation)		No.)
11 Musick
Irvine, CA 92618
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (949) 420-1800
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 5.03. Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year
Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-99.1

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     (d) Effective December 1, 2008, Raymond W. Cohen was appointed to serve as a Director of Cardiogenesis Corporation (the “Company”). In accordance with the provisions of the Company’s Bylaws, the authorized number of directors was increased from five (5) to six (6) and Mr. Cohen’s election was approved by the Board of Directors of the Company to fill the additional director position.
          Mr. Cohen , age 49, has served as the Chief Executive Officer and a director of Symphony Medical, Inc., a company that develops therapies to treat atrial fibrillation and other cardiac abnormalities, since May 2006. Prior to such time, he served as President and Secretary of Cardiac Science Corp. (Nasdaq: CSCX), a maker of advanced diagnostic and therapeutic cardiology devices and systems from February 2005 until September 2005, and as President, Chief Executive Officer, and a member of the Board of Directors of Cardiac Science, Inc. (a predecessor to Cardiac Science Corp.) from January 1997 until August 2005. Prior to joining Cardiac Science, Inc., Mr. Cohen was President of Diagnostic Monitoring, a privately held manufacturer and international distributor of non-invasive cardiac monitoring devices which was acquired by Cardiac Science, Inc. in 1997. From 1982 to 1990, Mr. Cohen held various sales and marketing positions in firms that manufactured and marketed cardiology products including Brentwood Instruments, Inc. Mr. Cohen serves as a director of Cardiac Science Corp. and as a director of BioLife Solutions, Inc. (BLFS.OB), a manufacturer of cryopreservation products used for human cell and tissue preservation. Mr. Cohen also serves as director of BioGenex, Inc., a manufacturer of automated diagnostic laboratory instruments for cellular and molecular pathology. In addition, Mr. Cohen is a director on Syncroness, Inc., a contract engineering and product development firm, and serves on the advisory board for the College of Osteopathic Medicine, Western University of Health Services. Mr. Cohen holds a B.S. in Business Management from the State University of New York at Binghamton.
Item 5.03. Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year
     (a) Effective December 1, 2008, the Board of Directors of the Company approved an amendment to Article III, Section 3.2 of the Company’s bylaws to increase the number of authorized directors from five (5) to six (6).
Item 8.01 Other Events
     On December 2, 2008, the Company issued a press release announcing the appointment of Raymond W. Cohen as a director of the Company. The press release issued by the Company in connection with the announcement is attached to this report as Exhibit 99.1. The press release included as an exhibit to this Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.
Item 9.01 Financial Statements and Exhibits
     (d) Exhibits

Exhibit No.	Description

99.1	Press release dated December 2, 2008

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARDIOGENESIS CORPORATION (Registrant)

Date: December 2, 2008	By:	/s/ William Abbott
William Abbott, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated December 2, 2008